Exhibit 10.1

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This First Amendment (this “Amendment”) to the Employment Agreement (the “Agreement”) dated as of the Start Date (as defined in the Agreement) by and between Bionik Laboratories Corp., a Delaware corporation, and Richard Russo, is made as of the 15th day of October, 2021, by and between the Company and the Employee (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Agreement).

RECITALS

WHEREAS, the Company and the Employee are parties to the Agreement; and

WHEREAS, the Company and the Employee desire to amend the Agreement as more particularly set forth herein; and

WHEREAS, Section 6.6 of the Agreement provides, in part, that no amendment to the Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties thereto.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.        Amendments to Agreement.

(a)       Section 2.3 of ARTICLE 2 - COMPENSATION of the Agreement is hereby amended to replace “30%” with “40%”.

2.       Miscellaneous.

(a)       Except as expressly set forth herein, the Agreement shall remain in full force and effect.

(b)       The headings of the sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be a part of this Amendment.

(c)       This Amendment, together with the Agreement, contain the entire agreement between the Company and the Employee with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings with respect thereto.

(d)       This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Fax and electronic signatures shall be deemed originals for all purposes hereof.

(e)       This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

[Remainder Of This Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the day and year first written above.

COMPANY:

Bionik Laboratories Corp.

By:	/s/ Rich Russo Jr.
Name: Rich Russo Jr.
Title: CFO & Interim CEO

EMPLOYEE:

/s/ Rich Russo Jr.
Richard Russo

[SIGNATURE PAGE TO AMENDMENT]

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